Summary Prospectus Supplement

December 7, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 7, 2020 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2020

Real Assets Portfolio (the "Fund")

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Listed Real Assets team, Portfolio Solutions Group, Global Multi-Asset team and Global Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Theodore R. Bigman	Managing Director	Since inception
Laurel Durkay	Managing Director	December 2020
Matthew King	Managing Director	Since inception
Ryan Meredith	Managing Director	Since inception
Mark A. Bavoso	Managing Director	Since inception
Christian G. Roth	Managing Director	Since inception

Effective December 31, 2020, Theodore R. Bigman will no longer serve as a portfolio manager of the Fund. Accordingly, at such time, all references to Mr. Bigman will be removed from the Fund's Summary Prospectus.

Please retain this supplement for future reference.

  IFIRASUMPROSPT 12/20